                                                                  EXHIBIT 10(G)

                      FIRST AMENDMENT TO CREDIT AGREEMENT


                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of April 29, 1992, is by and between TCA CABLE TV INC., a Texas corporation (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                 WHEREAS, the Bank and the Borrower have entered into that certain Credit Agreement dated as of September 13, 1989 (as it may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement"); and

                 WHEREAS, the Bank and the Borrower wish to amend the Credit Agreement to, among other things, (i) extend the Conversion Date to April 30, 1994 and the Termination Date for the Facility II Loans to April 30, 1999;
(ii) change the amortization schedule for the Facility II Loans; and
(iii) reduce the Facility I Commitment of the Bank.

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Bank and the Borrower agree as follows:

                 SECTION 1. AMENDMENT.

                 1.01. The definition of the term "Conversion Date" on page 6 of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "Conversion Date" means April 30, 1994, or if such
                 date is not a Business Day, the Business Day next preceding such date."

                 1.02. Subsection (ii) of the definition of the term "Termination Date" on page 19 of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "(ii) with respect to the Facility II Loans, April
                 30, 1999, or if such date is not a Business Day, the Business Day next preceding such date, and in either event, on any earlier date on which the Facility I Commitment or the Facility II Commitment, as the case may be, shall have been terminated in accordance with this Agreement..."

                 1.03. The seventh line of Section 2.01 of the Credit Agreement is hereby amended by substituting the amount of "$32,000,000" for the amount of "$50,000,000" at the end of such line.

                 1.04. Subsection (i) of Sections 2.03(b) and 3.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "(i)  the Eurodollar Rate plus one percent (1%) plus
                 the applicable Leverage Premium,"

                 1.05. Subsection (i) of Sections 2.03(c) and 3.04(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(i)  the Adjusted CD Rate in effect from time to
                 time plus one percent (1%) plus the applicable Leverage
                 Premium,"

                 1.06. Section 2.06 of the Credit Agreement is hereby amended by adding thereto the following new subsection (c):

                          "(c)  In the event that (i) on or after April 29,
                 1992, the interest rate or any fee in effect on April 29, 1992 and payable with respect to the indebtedness evidenced by the First City Documents, the First Chicago Documents or the NCNB indebtedness described as item #1 on Exhibit 10.01(d) of this Agreement is increased to a level that (x) for interest rates will be equal to or exceed those rates set forth in this Agreement, as amended by that certain First Amendment to Credit Agreement dated as of April 29, 1992 by and between the Borrower and the Bank (the "First Amendment"); (y) for fees (other than commitment fees) will exceed $25,000.00; and (z) for commitment fees will exceed 1/4% as set forth in Section 2.06(a) of this Agreement, as amended by the First Amendment, or (ii) on or after April 29, 1992, any new fee with respect to such indebtedness is imposed which exceeds $25,000.00, in each case whether as a result of a refinancing of such indebtedness or otherwise, the Borrower agrees to pay to the Bank a fee in the amount of $25,000.00, such fee to be due and payable within thirty (30) days of the date of any such increase of the interest rate or fee or the date of the imposition of any new fee."

    1.07. Section 3.02 of the Credit Agreement is hereby amended by substituting the phrase "Facility II Loans" for the phrase "Facility I Loans" in the second line thereof.





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
                 1.08. The first sentence of Section 3.06(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "(a)  Commencing July 31, 1994, and continuing
                 thereafter each October 31, January 31, April 30 and July 31 of each year, the Facility II Commitment shall be reduced by the Borrower by an amount equal to 5% of the outstanding Facility II Commitment on the Conversion Date, and on April 30, 1999, the Facility II Commitment shall be reduced to zero (each such date being a "Facility II Commitment Reduction Date")."

                 1.09. Subsection (i) of Section 5.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "(i)  as to each Alternate Base Rate Loan, on a
                 quarterly basis commencing on April 30, 1992, and continuing thereafter each July 31, October 31, January 31 and April 30 of each year;"

                 1.10. Article XII of the Credit Agreement is hereby amended to add thereto a new Section 12.11 which will read in its entirety as follows:

                          "12.11 NO PRIOR AGREEMENTS. THIS AGREEMENT AND THE
                 OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES."

                 1.11. The Credit Agreement is further amended by deleting therefrom in its entirety Exhibit 2.02 and inserting in lieu thereof the new
Exhibit 2.02 attached hereto as Exhibit A.





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
                 SECTION 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the occurrence of the following events and conditions:

                 (a)      Delivery of Documents.

                 The Bank shall have received on or before the effective date of the Amendment (the "Effective Date") the following, each dated as of the Effective Date and in form, substance and scope satisfactory to the Bank:

                          (i) The Amendment, duly executed by the Borrower and the Bank.

                          (ii) The Amended and Restated Facility I Note in the principal amount of $32,000,000, duly executed by the Borrower.

                          (iii)   Corporate Certificates.

                                  (A)      The Borrower's Secretary's
                 Certificate. A certificate of the Secretary of the Borrower certifying (1) the names and true signatures of the officers of the Borrower authorized to sign the Amendment and the other documents to be delivered by the Borrower pursuant to the Amendment; (2) the By-laws and Articles or Certificate of Incorporation of the Borrower as in effect on the date of such certification; and (3) the resolutions of the Board of Directors of the Borrower approving and authorizing, among other things, the execution, delivery, and performance by the Borrower of the Amendment, the Amended and Restated Facility I Note, and the other documents to be delivered by the Borrower pursuant to the Amendment and the transactions contemplated thereunder.

                 (b)      Representations and Warranties; No Default.

                          (i) All of the representations and warranties contained in Article VIII of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment and the Borrower hereby agrees to be bound by such representations and warranties.

                          (ii) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.





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
                 (c)      Payment of Fees.

                          (i) The Borrower shall have paid to the Bank an amendment fee in the amount of $50,000 as well as the fees and expenses incurred by counsel to the Bank in connection with the preparation, negotiation, execution and delivery of the Amendment and the other documents to be executed in connection therewith.

                 SECTION 3. CAPITALIZED TERMS. The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

                 SECTION 4. RATIFICATION. The Credit Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

                 SECTION 5. COUNTERPARTS. This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

                 SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.





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
                 SECTION 7. NO PRIOR AGREEMENTS.   THIS AMENDMENT AND THE OTHER
DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTES A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            BORROWER:

                                            TCA CABLE TV INC.


                                            By: /s/ JIMMIE F. TAYLOR
                                            Name: Jimmie F. Taylor
                                            Title: Vice President, CFO &
                                                   Treasurer



                                            BANK:

                                            TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION


                                            By: /s/ KEVIN KELTY
                                            Name:  Kevin Kelty
                                            Title: Vice President





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
                                   EXHIBIT A

                                                                  EXHIBIT 2.02

             AMENDED AND RESTATED FACILITY I REVOLVING CREDIT NOTE


$32,000,000.00                                                   April 29, 1992

                 FOR VALUE RECEIVED, the undersigned, TCA CABLE TV INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Texas Commerce Bank National Association, a national banking association (the "Bank"), on or before the Termination Date, the principal sum of Thirty-Two Million and OO/Dollars ($32,000,000), or if less, the aggregate unpaid principal amount of all Facility I Loans made by the Bank in accordance with the terms and provisions of that certain Credit Agreement dated as of September 13, 1989 between the Borrower and The Bank (as it has been amended by that certain First Amendment to Credit Agreement dated as of April 29, 1992 between the Borrower and the Bank, and as it may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                 The outstanding principal balance of each Facility I Loan shall be due and payable on the Termination Date and as otherwise provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal balance of each Facility I Loan from the date of such Loan until the principal balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of each Facility I Loan from and including the date of such Loan to but excluding the Termination Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.03(d) of the Credit Agreement.

                 Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Bank not later than 1:00 p.m. (Houston time) on the date on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

                 If any payment of principal or interest on this Revolving Credit Note shall become due on a Saturday, Sunday, or public holiday on which the Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

                 In addition to all principal and accrued interest on this Revolving Credit Note, the Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Revolving Credit Note in collecting this Revolving Credit Note through any probate, reor-ganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Revolving Credit Note is placed in the hands of an attorney for collection after default.

                 All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Revolving Credit Note or otherwise, shall the amount paid, or agreed to be paid, to the Bank for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Revolving Credit Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement, this Revolving Credit Note or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement or any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful
Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Revolving Credit
Note or the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement or any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Revolving Credit Note and the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement or any Loan Documents, as the case may be, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, the Borrower and the Bank shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal parts during the period of the full stated term of this Revolving Credit Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Revolving Credit Note. Notwithstanding anything to the contrary contained in this Revolving Credit Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Revolving Credit Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Revolving Credit Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Revolving Credit Note shall not reduce the rate of interest which accrues on the outstanding principal of this Revolving Credit Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Revolving Note equals the amount of interest which would have accrued if such rate of interest had at all times been in effect.

                 This Revolving Credit Note is given in renewal and extension (and not extinguishment) of the indebtedness evidenced by that certain Facility II Term Note dated September 13, 1991, in the original principal amount of $36,000,000.00 executed by the

Borrower and payable to the order of the Bank (the "Prior Note"), and is the Revolving Credit Note provided for in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Revolving Credit Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. It is expressly understood by the Borrower that the principal amount of this Revolving Credit
Note includes the unpaid principal amount outstanding under the Credit Agreement heretofore evidenced by the Prior Note and that this Revolving Credit Note (i) merely reevidences the debt owing pursuant to the Credit Agreement;
(ii) is given in substitution for and modification of, and not as payment of, the Prior Note; and (iii) is in no way intended to constitute a novation of the Prior Note.

                 The date, amount, type, interest rate and Interest Period of each Facility I Loan made by the Bank to the Borrower, and each payment made on account of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Revolving Credit Note, endorsed by the Bank on
Schedule I attached hereto or any continuation thereof; provided, however, that the failure of the Bank to do so or if any such information so recorded by the Bank on such schedule shall be incorrect or in error, such failure or error shall not in any way affect the validity, enforceability or effectiveness of this Revolving Credit Note or the validity or effectiveness of the transfer of this Revolving Credit Note.

                 The Borrower may borrow, repay and reborrow under this Revolving Credit Note in accordance with the terms of the Credit Agreement. It is contemplated that by reason of prepayments or repayments hereon prior to the Termination Date, there may be times when no indebtedness is owing hereunder prior to such date; but notwithstanding such occurrences, this Revolving Credit Note shall remain valid and shall be in full force and effect as to Facility I Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

                 Except as otherwise specifically provided for in the Credit Agreement, the Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

                 THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.





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
                 IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.


                                        TCA CABLE TV INC.



                                        By: /s/ JIMMIE F. TAYLOR
                                        Title: Vice President, CFO & Treasurer

                                   SCHEDULE I
                               FACILITY I LOANS


 Date of     Principal      Type of    Int.      Maturity       Amount       Date        Unpaid       Notation
  Loan        Amount         Loan      Rate       Date of       Paid or     Paid or     Principal      Made By
              of loan                              Loan         Prepaid     Prepaid       Amount





                                      -5-